                                 EXHIBIT 10.16

                GENERAL SETTLEMENT AND MUTUAL RELEASE AGREEMENT
                -----------------------------------------------

     JMC GROUP, INC., a Delaware corporation ("JMCG"), James K. Mitchell, D. Mark Carlson, Simon C. Baitler, Kevin L. Rakin, USBA HOLDINGS, LTD., a Georgia corporation ("USBA"), James P. Cotton, Jr., Ronald D. Wallace, and Louie W. Moon hereby enter into this General Settlement and Mutual Release Agreement dated as of November 20, 1996 (hereinafter the "Agreement") for the purpose of compromising all disputes between them (and/or any of their agents, employees, attorneys, successors and assigns), including those disputes pending in an action styled JMC Group, Inc. v. USBA Holdings, Ltd., James P. Cotton, Jr.,
              -------------------------------------------------------------
Louie W. Moon and Ronald D. Wallace v. JMC Group, Inc., James K. Mitchell, D.
-----------------------------------------------------------------------------
Mark Carlson, Simon C. Baitler, and Kevin L. Rakin, Civil Action File No. 96-
--------------------------------------------------
1775-K-JFS, United States District Court for the Southern District of California (hereinafter the "Litigation").

                                   WITNESETH

     WHEREAS, it is the mutual desire of the parties to this Agreement to resolve and to settle all claims and disputes between them, including those at issue in the Litigation and otherwise as provided for herein;

     NOW, THEREFORE, for the consideration hereinafter set forth, together with the premises, mutual promises and covenants contained herein, and such other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged by each of the parties to this Agreement, the parties agree as follows:

                    1.   MUTUAL RELEASE AMONGST THE PARTIES
                    ---------------------------------------

     A. Except as provided for in this Agreement, each party to this Agreement for herself, himself or itself and her, his or its successors, assigns, heirs, executors, administrators and personal representatives, hereby fully releases, remises, acquits and forever discharges the other party/parties to this Agreement and their/her, his or its allied, affiliated, parent and associated companies and their/her, his or its officers, agents, attorneys, accountants (including without limitation Gross, Collins & Cress, P.C.), employees and servants from any and all claims, demands, actions, causes of action, damages, obligations, losses and expenses of whatsoever kind or nature arising out of any acts, omissions, transactions, transfers, happenings, violations, promises, contracts, agreements, facts or situations which occurred or existed at any time before the execution of this Agreement, whether or not now known or suspected or claimed, whether in law, admiralty, arbitration, administrative, equity or otherwise, and whether accrued or hereafter maturing, including, but not limited to, any and all claims, counterclaims, damages, demands, actions or causes of action of any kind or nature that have been asserted or that could have been asserted by any party in the Litigation.

     B. It is expressly understood and agreed that any and all consideration received, as herein described, is in full accord and satisfaction and in compromise of disputed claims, and that the payment and receipt thereof is not an admission of liability, but is made for the purpose of terminating disputes in litigation and all other disputed matters amongst the parties to this Agreement, and that there is no understanding or agreement amongst the parties of any kind for any further or future consideration whatsoever, implied or expected, or to come to or among the parties, except as set forth in this Agreement.

     C. The parties to this Agreement acknowledge that except as stated in this Agreement, no representations of fact or opinion have been made by any other party or anyone acting in his, her, their or its behalf to induce this compromise with respect to the nature of the damages or issues of liability, and this Release shall be complete as to all matters referred to in this Agreement.

                        2.   DISMISSAL OF THE LITIGATION
                        --------------------------------

     The parties hereto agree that their attorneys shall sign and file with the United States District Court for the Southern District of California, within five (5) days after the date of this Agreement, a stipulation of voluntary dismissal of the Litigation, with prejudice, and that a true and correct copy of the stipulation of voluntary dismissal that shall be signed and filed is attached hereto as Exhibit A. JMCG shall cooperate with USBA in any reasonable efforts USBA shall undertake to cause all public records regarding the Litigation to be permanently sealed or to cause any portion of the Litigation to be stricken from the record.

                              3.   CONSIDERATION
                              ------------------

     A. Upon the execution of this Agreement, USBA shall pay and JMCG shall receive the sum of $500,000.00 in the form of a wire transfer to the client trust account of JMCG's attorney of record, which payment shall constitute a partial refund of amounts paid by JMCG under the Consulting Agreement described below and a payment of a portion of JMCG's expenses incurred in connection with the proposed JMCG/USBA merger.

     B. Upon the execution of this Agreement, the Consulting Agreement dated January 26, 1996, the Marketing Agreement dated January 29, 1996 and the Merger Agreement dated as of May 20, 1996, each between USBA and JMCG, shall be terminated in their entirety and be of no further force nor effect and neither party shall have any duties, obligations or liabilities to the other thereunder as a result of any such termination, and any other business relationship between JMCG and USBA, whether evidenced by a writing or otherwise, shall also be terminated in its entirety without liability of either party to the other as a result thereof.

     C. Upon the execution of this Agreement, the Warrant to purchase 1,000,000 Shares of Common Stock of JMC Group, Inc. issued by JMCG to USBA on January 29, 1996 shall be canceled and terminated in its entirety and be of no further force nor effect. Within five (5) days of the execution of this Agreement, USBA shall deliver the original of said Warrant to JMCG free and clear of any liens, claims or encumbrances.

                              4.   ACKNOWLEDGMENT
                              -------------------

     The parties to this Agreement acknowledge that they have read the terms of this Agreement, that these terms are fully understood by each of them, that they each have entered into this Agreement voluntarily, with full knowledge of the effect thereof and upon the advice of counsel.

                             5.   CONFIDENTIALITY
                             --------------------

     Promptly after the execution of this Agreement, JMCG will issue a press release in the form of Exhibit B hereto. All communications by any party to this Agreement or anyone acting on their behalf regarding the Litigation or this Agreement, whether oral or written, will be consistent with and limited to the substance of such press release, except where required by law, governmental regulation or stock exchange requirements. In any event, any filings or statements that contain information describing the financial terms of the settlement contained herein or from which such financial terms could be derived will also contain the description of such payments contained in Section 3A of this Agreement.

                                 6.   BENEFIT
                                 ------------

     The terms and conditions of this Agreement shall be binding upon, and inure to the benefit of, the parties to this Agreement, their heirs, successors, assigns, transferees, administrators, representatives and trustees.

                             7.   ENTIRE AGREEMENT
                             ---------------------

     This Agreement, together with the stipulation or order of dismissal of the Litigation, with prejudice, shall constitute the entire agreement between the parties and anyone acting for, associated with or employed by any party to this Agreement concerning all matters and supersedes any prior discussions, agreements or understandings, and there are no promises, representations or agreements between the parties hereto or anyone acting for, associated with or employed by any party hereto, except as provided herein. Each party to this Agreement represents and warrants that, other than as recited herein, there has been no reliance, inducement, representation or agreement causing, affecting or in connection with this Agreement. No representation or promise not included in this Agreement is binding on any party to this Agreement or anyone acting for, associated with or employed by any party hereto.

                           8.   MODIFICATION; WAIVER
                           -------------------------

     A. No person is or will be authorized by any party to this Agreement orally to modify, terminate or waive any provision of this Agreement or orally to make any additional or other agreement relating to this Agreement or its subject matter. Any discussion or conversation pertaining to any such modification, termination, waiver or additional or other agreement is to be considered preliminary and non-binding. If any such modification, termination, waiver or additional or other agreement is in the future authorized by or to be binding on a party hereto, it shall be set forth in writing signed on behalf of such party.

     B. No waiver with respect to any portion of this Agreement shall apply to any other portion of the Agreement, and a waiver on one occasion shall not be deemed to be a waiver of the same of any other breach on a future occasion. No course of dealing by any party, and no failure, omission, delay or forbearance by any party in exercising such party's rights or remedies shall be deemed a waiver of any such rights or remedies or modification of this Agreement.

                                 9.   CAPTIONS
                                 -------------

     The captions used herein are for the convenience of the parties to this Agreement only and shall not be deemed to be a part of this Agreement and shall have no independent significance or bear upon the intent of the parties hereto.

                              10.   PRESUMPTIONS
                              ------------------

     This Agreement has been drafted mutually among the parties hereto, and the parties expressly acknowledge and agree that no presumption, interpretation or construction of this Agreement shall be made either for or against the drafter or drafters of this Agreement.

                              11.   COUNTERPARTS
                              ------------------

     This Agreement may be executed simultaneously in one or more counterparts, each of which shall be deemed an original, all of which together shall constitute one and the same document. Facsimile signatures on this Agreement shall be deemed to be effective signatures for all purposes.

                    12.   COOPERATION OF THE PARTIES HEREIN
                    ---------------------------------------

     Each of the parties hereto agrees, by its signature hereon, that they shall cooperate with each other in the execution and delivery of all documents necessary to consummate the intent of this Agreement.

                              13.   SEVERABILITY
                              ------------------

     If any provision of this Agreement shall, to any extent, be held invalid, illegal or unenforceable, in whole or in part, the validity, legality, and enforceability of the remaining part of such provision, and the validity, legality and enforceability of the other provisions of this Agreement shall not be affected thereby. Any provision of this Agreement which is held invalid, illegal or unenforceable in any jurisdiction shall not be deemed invalid, illegal or unenforceable in any other jurisdiction.

                               14.   ASSIGNMENT
                               ----------------

     Neither this Agreement nor any right, remedy, obligation or liability arising hereunder or by reason hereof, shall be assignable by any party, without prior written consent of the other party or parties.

                            15.   FURTHER ASSURANCES
                            ------------------------

     The parties to this Agreement shall execute, deliver, acknowledge or supply such further documents, instruments and assurances as shall be reasonably necessary or appropriate to carry out the full intent and purposes of this Agreement.

                              16.   USE OF TERMS
                              ------------------

     Use of the terms "herein", "hereto", "hereby", "hereunder", "hereof", "hereinbefore", "hereinafter", and other equivalent words refer to this Agreement in its entirety and not solely to the particular portion of the Agreement in which such word is used. Reference to "this Article", "this Section", or a similar reference to a specific part of this Agreement shall refer to the particular Article, Section or specific part in which such reference appears.

                         17.   CIVIL CODE SECTION 1542
                         -----------------------------

     Each party hereto expressly waives any and all rights under Section 1542 of the Civil Code of the State of California, and any like provision or principal of common law in any foreign jurisdiction. Section 1542 provides as follows:

          "A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected her settlement with the debtor."

     This, notwithstanding the provision of Section 1542, and for the purpose of implementing a full and complete release and discharge of all parties released herein, each party hereto expressly acknowledges that this Agreement is intended to include in its effect, without limitation, claims and causes of action, against any other party hereto, which they do not know or suspect to exist in their favor at the time of execution hereof, and that this Agreement contemplates extinguishment of all such claims and causes of action.

                             18.   ATTORNEY'S FEES
                             ---------------------

          If any party employs counsel to enforce this Agreement, the prevailing party shall be entitled to recover its reasonable attorneys' fees and court costs in addition to any other remedy it may obtain or be awarded.

                              19.   GOVERNING LAW
                              -------------------

          This Agreement shall be construed and interpreted in accordance with the laws of the State of Delaware.

IN WITNESS WHEREOF, the parties hereto have set their hands and seals on the day and year first above written.

                              JMCGROUP, Inc.

                              By:  /s/James K. Mitchell
                                  ---------------------

                              Title:  Chairman, CEO
                                     --------------

                              /s/James K. Mitchell
                              --------------------
                              James K. Mitchell

                              /s/D. Mark Carlson
                              ------------------
                              D. Mark Carlson

                              /s/Simon C. Baitler
                              -------------------
                              Simon C. Baitler

                              /s/Kevin L. Rakin
                              -----------------
                              Kevin L. Rakin


                              USBA HOLDINGS, LTD.

                              By:  /s/Ronald D. Wallace
                                  ---------------------

                              Title:  President & CEO
                                      ---------------

                              /s/James P. Cotton, Jr.
                              -----------------------
                              James P. Cotton, Jr.

                              /s/Louie W. Moon
                              ----------------
                              Louie W. Moon

                              /s/Ronald D. Wallace
                              --------------------
                              Ronald D. Wallace

David E. Kleinfeld (110734)
PILLSBURY MADISON & SUTRO, L.L.P.
101 West Broadway, Suite 1800
San Diego, CA 92101-8219
(619) 234-5000

ATTORNEYS FOR PLAINTIFF

William H. Boice
Admitted pro hac vice
KILPATRICK & CODY
Suite 2800
1100 Peachtree Street
Atlanta, Georgia 30309-4530
(404) 815-6500

ATTORNEYS FOR DEFENDANTS

                          UNITED STATES DISTRICT COURT

                        SOUTHERN DISTRICT OF CALIFORNIA

-----------------------------
                             )
JMC GROUP, INC.,             )
a Delaware corporation       )                   Civil No. 96-1775K(JFS)
     Plaintiff,              )
                             )
          vs.                )
                             )
USBA HOLDINGS, LTD., a       )                   MUTUAL STIPULATION OF
Georgia corporation; JAMES   )                   VOLUNTARY DISMISSAL WITH
P. COTTON, JR., an           )                   PREJUDICE
individual, LOUIE W. MOON,   )
an individual, RONALD D.     )
WALLACE, an individual,      )
                             )
     Defendants,             )
                             )
          vs.                )
                             )
JMC GROUP, INC., a           )
Delaware corporation;        )
JAMES K. MITCHELL, an        )
individual; D. MARK          )
CARLSON, an individual;      )
SIMON C. BAITLER, an         )
individual; and KEVIN L.     )
RAKIN, an individual,        )
                             )
     Defendants-in-          )
Counterclaim                 )
_____________________________

                                   EXHIBIT A

     Pursuant to Fed. R. Civ. P. 41(a)(1)(ii), plaintiff hereby dismisses all of its claims against the defendants, with prejudice.

     Pursuant to Fed. R. Civ. P. 41(a)(1)(ii), defendants hereby dismiss all of their counterclaims against the plaintiff and the defendants-in counterclaim, with prejudice.


____________________________        ___________________________________
David E. Kleinfeld (110734)         John H. Stephens (#82971)
PILLSBURY MADISON & SUTRO LLP       ROBBINS & KEEHN
101 West Broadway, Suite 1800       530 B Street, 24th Floor
San Diego, CA 92101-8219            San Diego, CA 92101
(619) 234-5000                      (619)232-1700

                                    ___________________________________
                                    William H. Boice
                                    Stephen E. Hudson
                                    David Hopkins
                                    Admitted pro hac vice
                                    KILPATRICK & CODY, LLP
                                    Suite 2800
                                    1100 Peachtree Street
                                    Atlanta, Georgia 30309-4530
                                    (404) 815-6500

                                    ATTORNEYS FOR DEFENDANTS